AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED MAY 12, 2015

TO THE

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

AMERICAN INDEPENDENCE BOYD WATTERSON SHORT-TERM ENHANCED BOND FUND (TICKER SYMBOLS: ISBSX, ISTSX)

(the “Fund”)

American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, has entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix will merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC. The transaction is expected to close in September, 2015.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940 (the “1940 Act”), of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between American Independence and the Trust on behalf of the Fund; and (ii) the Investment Sub-Advisory Agreement, between American Independence and Boyd Watterson Asset Management, LLC on behalf of the Fund and the American Independence Boyd Watterson Core Plus Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Fund’s shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders of the Fund will also be asked to approve the proposed investment sub-advisory agreement. The Fund’s Trustees have approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreement (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in August, 2015. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.  Shareholders should expect to receive a proxy statement during the month of June, 2015, which will provide a comparison of the current advisory agreement and the current sub-advisory agreement to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements. In addition, shareholders will be asked to consider and vote upon the election of Trustees to serve on the Trust’s Board.

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